                                                                   Exhibit 10.19


              AMENDMENT NUMBER SEVEN TO LOAN AND SECURITY AGREEMENT

            THIS AMENDMENT NUMBER SEVEN TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of March 28, 2003, is entered into between and among, on the one hand, the lenders identified on the signature pages hereof (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), FOOTHILL CAPITAL CORPORATION, a California corporation, as the arranger and administrative agent for the Lenders ("Agent"), and, on the other hand, HYPERCOM CORPORATION, a Delaware corporation ("Parent"), and each of Parent's Subsidiaries identified on the signature pages hereof (such Subsidiaries are referred to hereinafter each individually as a "Borrower", and individually and collectively, jointly and severally, as the "Borrowers"), with reference to the following:

                               W I T N E S S E T H

            WHEREAS, Borrowers and Parent previously entered into that certain Loan and Security Agreement, dated as of July 31, 2001, as amended by Amendment Number One to Loan and Security Agreement dated as of October 3, 2001, by Amendment Number Two to Loan and Security Agreement dated as of November 13, 2001, by Amendment Number Three to Loan and Security Agreement dated as of February 13, 2002, by Amendment Number Four to Loan and Security Agreement dated as of June 24, 2002, by Amendment Number Five to Loan and Security Agreement dated as of December 23, 2002, and by Amendment Number Six to Loan and Security Agreement dated as of March 5, 2003 (as the same may be further amended, restated, supplemented, or otherwise modified from time to time, the "Loan Agreement"), with Agent and Lenders pursuant to which Lenders have made certain loans and financial accommodations available to Borrowers;

            WHEREAS, Borrowers have requested that the Lender Group agree to release the Accounts of Hypercom EMEA, Inc. from the Collateral;

            WHEREAS, Borrowers have requested that the Lender Group consent to the dissolution of Hypercom GmbH and Hypercom S.A.R.L. (France) (collectively, the "Dissolutions");

            WHEREAS, Borrowers have requested that the Lender Group consent to the formation of HBNet, Inc. and to the Investment by Parent in HBNet, Inc. in an amount that does not exceed $500,000 in the aggregate (the "Canadian Transaction");

            WHEREAS, Borrowers have requested that the Lender Group consent to the formation of Golden Eagle Credit, Inc. and to the Investment by Parent in Golden Eagle Credit, Inc. in an amount that does not exceed $30,000,000 in the aggregate (the "GEL Transaction"; and together with the Canadian Transaction and the Dissolutions, collectively the "Designated Transactions");

            WHEREAS, Borrowers have requested that the Loan Agreement be amended as set forth herein; and

            WHEREAS, subject to the satisfaction of the conditions set forth herein, the Lender Group is willing to so consent to the amendment of the Loan Agreement and to the consummation of the Designated Transactions.

            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Loan Agreement as follows:

1. DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement, as amended hereby.

2.    AMENDMENTS TO LOAN AGREEMENT.

      (a) Section 1.1 of the Loan Agreement is hereby amended by adding the following defined term in proper alphabetical order:

            "Seventh Amendment" means that certain Amendment Number Seven to Loan and Security Agreement, dated as of March 28, 2003, among Lenders, Agent, Parent and Borrowers.

            "Seventh Amendment Effective Date" means the date, if ever, that all of the conditions set forth in Section 4 of the Seventh Amendment shall be satisfied (or waived by the Lenders in their sole discretion).

      (b) Section 1.1 of the Loan Agreement is hereby amended by amending and restating the following definitions in their entirety as follows:

            "Maximum Revolver Amount" means $15,000,000.

      (c) Section 1.1 of the Loan Agreement is hereby amended by amending the definition of "Eligible Accounts" as follows: (i) deleting the word "or" appearing at the end of clause (n) thereof, (ii) deleting the period appearing at the end of clause (o) and replacing it with the phrase "; or" and (iii) inserting the following clause (p) immediately following clause (o):

            "(p) Accounts of Hypercom EMEA, Inc."

      (d) Section 2.11 of the Loan Agreement is hereby amended by inserting the following new clause (e) immediately following clause (c) thereof:

            "(e) SEVENTH AMENDMENT FEE. On or before the Seventh Amendment Effective Date, Borrowers shall pay to Agent an amendment fee of $100,000, which fee shall be fully earned and non-refundable when paid and shall be charged to Borrowers' Loan Account on the date hereof."

      (e) Section 3.2 of the Loan Agreement is hereby amended by (i) inserting the word "and" at the end of Section 3.2(g), (ii) deleting the phrase "; and" appearing at the end of Section (h)(iii) thereof and replacing it with a period, and (iii) deleting Section 3.2(i) in its entirety.

      (f) Section 7.20(a)(i) of the Loan Agreement is hereby amended and restated in its entirety as follows:

                  "(i) "MINIMUM EBITDA. EBITDA of Parent, measured on the fiscal period set forth below, of not less than the required amount set forth in the following table for the applicable period set forth opposite thereto:

                   Applicable Amount                  Applicable Period
                   -----------------                  -----------------
                       $1,870,000                   For the 3 month period
                                                     ending June 30, 2001

                       $6,885,000                   For the 3 month period
                                                  ending September 30, 2001

                       $(556,000)                  For the one month period
                                                   ending October 31, 2001

                       $3,524,000                  For the two month period
                                                   ending November 30, 2001

                      $13,940,000                   For the 6 month period
                                                   ending December 31, 2001

                      $17,765,000                   For the 9 month period
                                                    ending March 31, 2002

                      $22,610,000                  For the 12 month period
                                                     ending June 30, 2002

                      $24,310,000                  For the 12 month period
                                                  ending September 30, 2002

                   Applicable Amount                  Applicable Period
                   -----------------                  -----------------
                      $22,850,000                  For the 12 month period
                                                   ending December 31, 2002

                      $13,988,000                  For the 12 month period
                                                    ending March 31, 2003

                      $14,445,000                  For the 12 month period
                                                     ending June 30, 2003

                      $20,103,000                  For the 12 month period
                                                  ending September 30, 2003

                      $25,576,000                  For the 12 month period
                                                  ending December 31, 2003"

      (g) Section 7.20(a)(ii) of the Loan Agreement is hereby amended and restated in its entirety as follows:

            "(ii) MINIMUM EBITDA WITHOUT GOLDEN EAGLE. EBITDA of Parent excluding Golden Eagle and any Subsidiaries of Golden Eagle, measured on a fiscal quarter-end basis, of not less than the required amount set forth in the following table for the applicable period set forth opposite thereto:



                   Applicable Amount                  Applicable Period
                   -----------------                  -----------------
                        $595,000                    For the 3 month period
                                                     ending June 30, 2001

                       $5,270,000                   For the 6 month period
                                                  ending September 30. 2001

                      $10,710,000                   For the 9 month period
                                                   ending December 31, 2001

                      $12,580,000                  For the 12 month period
                                                    ending March 31, 2002

                      $15,385,000                  For the 12 month period
                                                     ending June 30, 2002

                      $16,320,000                  For the 12 month period
                                                  ending September 30, 2002

                   Applicable Amount                  Applicable Period
                   -----------------                  -----------------
                      $17,850,000                  For the 12 month period
                                                   ending December 31, 2002

                       $7,900,000                  For the 12 month period
                                                    ending March 31, 2003

                       $8,000,000                  For the 12 month period
                                                     ending June 30, 2003

                      $14,295,000                  For the 12 month period
                                                  ending September 30, 2003

                      $21,064,000                  For the 12 month period
                                                  ending December 31, 2003"

      (h) Section 7.20(a)(iii) of the Loan Agreement is hereby amended and restated in its entirety as follows:

            "(iii) TANGIBLE NET WORTH. Tangible Net Worth of at least the required amount set forth in the following table as of the applicable date set forth opposite thereto:

                   Applicable Amount                  Applicable Period
                   -----------------                  -----------------
                      $126,905,000                   September 30, 2001

                      $129,455,000                   December 31, 2001

                      $128,605,000                    March, 31, 2002

                      $128,350,000                     June 30, 2002

                      $131,155,000                   September 30, 2002

                      $133,705,000                   December 31, 2002

                      $132,770,000                    March, 31, 2003

                      $133,195,000                     June 30, 2003

                      $136,850,000                   September 30, 2003

                      $141,525,000                   December 31, 2003

3.    OTHER AGREEMENTS; CONSENT.

      (a)   Subject to the satisfaction of each of the conditions listed in
Section 4, the provisions of the Loan Agreement to the contrary notwithstanding, the Lender Group hereby consents to the consummation of the Designated Transactions, so long as, (i) with respect to the GEL Transaction, (A) 99% of the outstanding Stock of Golden Eagle Credit, Inc. is held by Golden Eagle and 1% of such Stock is held by Parent, (B) 100% of the Investments by Parent in Golden Eagle Credit, Inc. is funded from the proceeds of dividend from Golden Eagle to Parent, (C) the aggregate amount of all such Investments does not exceed $30,000,000, and (D) neither a Borrower nor a Guarantor transfers any assets to Golden Eagle Credit, Inc., other than as described above in clauses
(B) or (C) hereof, and (ii) with respect to the Canadian Transaction, the aggregate amount of all of the Investments in HBNet, Inc. does not exceed $500,000.

      (b) Upon the effectiveness of this Amendment, (i) the Accounts of Hypercom EMEA, Inc. shall not for any purpose be deemed to be Collateral under the Loan Agreement or the other Loan Documents, and (ii) except for the duties, liabilities and obligations under this Amendment, Parent and its Subsidiaries hereby release each of the members of the Lender Group from any duty, liability or obligation under the Loan Documents in respect of such Accounts. In conjunction with the foregoing, the Lenders hereby authorize and instruct Agent to, and Agent agrees that it shall, execute and deliver, on behalf of the Lenders (and without the requirement that the same be executed by any of the Lenders), such agreements, acknowledgements, written releases, terminations, notices, re-conveyance instruments, transfer documents, certificates, and other documents (in appropriate form for recording or filing, as reasonably requested), and to take all such other actions, in each case as may be necessary to terminate any rights in the Accounts of Hypercom EMEA, Inc. that the Lender Group may have and to give effect to the consents and releases contained herein or contemplated hereby.

      (c)   The Lender Group hereby agrees that Hypercom Financial Terminals
(AB) Sweden shall have no obligation or liability under the Guaranty or the Guarantor Security Agreement to Agent or any Lender.

4. CONDITIONS PRECEDENT TO THIS AMENDMENT. The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

      (a) The representations and warranties in the Loan Agreement and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

      (b) Agent shall have received the reaffirmation and consent of each Guarantor, attached hereto as Exhibit A, duly executed and delivered by an authorized official of Guarantor;

      (c) No Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment; and

      (d) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against Borrower, Guarantors, or the Lender Group.

5. CONSTRUCTION. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF CALIFORNIA.

6. ENTIRE AMENDMENT; EFFECT OF AMENDMENT. This Amendment, and terms and provisions hereof, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous amendments relating to the subject matter hereof. Except for the amendments to the Loan Agreement expressly set forth in Section 2 hereof, the Loan Agreement and other Loan Documents shall remain unchanged and in full force and effect. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of any right, power, or remedy of the Lender Group as in effect prior to the date hereof. The agreements set forth herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Loan Agreement, and shall not operate as a consent to any further or other matter, under the Loan Documents. To the extent any terms or provisions of this Amendment conflict with those of the Loan Agreement or other Loan Documents, the terms and provisions of this Amendment shall control. This Amendment is a Loan Document.

7. COUNTERPARTS; TELEFACSIMILE EXECUTION. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

8.    MISCELLANEOUS.

      (a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

      (b) Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

                            [Signature page follows.]

            IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first written above.

HYPERCOM CORPORATION,                        HYPERCOM EMEA, INC.,
a Delaware corporation                       fka Hypercom Europe Limited, Inc.,
                                             an Arizona corporation

By: /s/  C. S. Alexander                     By: /s/  C. S. Alexander
    _____________________________                _____________________________
Name:  C. S. Alexander                       Name:  C. S. Alexander
Title: Chairman and CEO                      Title: President


HYPERCOM U.S.A., INC.,                       HYPERCOM MANUFACTURING
a Delaware corporation                       RESOURCES, INC.,
                                             an Arizona corporation

By:  /s/  C. S. Alexander                    By:  /s/  C. S. Alexander
    _____________________________                _____________________________
Name:  C. S. Alexander                       Name:  C. S. Alexander
Title: President                             Title: Chairman


HYPERCOM HORIZON, INC.,                      EPICNETZ, INC.,
a Missouri corporation                       a Nevada corporation


By:   /s/  C. S. Alexander                   By:   /s/  C. S. Alexander
    _____________________________                _____________________________
Name:  C. S. Alexander                       Name:  C. S. Alexander
Title: Chairman                              Title: President

HYPERCOM LATINO AMERICA, INC.,
an Arizona corporation

By:   /s/  C. S. Alexander
    _____________________________
Name:  C. S. Alexander
Title: President

FOOTHILL CAPITAL CORPORATION,
a California corporation, as Agent
and as a Lender

By:  /s/ John Nocita
    _____________________________
Name:  John Nocita
Title: Vice President

                                    EXHIBIT A

                            REAFFIRMATION AND CONSENT

            All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Loan and Security Agreement by and among the lenders identified on the signature pages thereof (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), FOOTHILL CAPITAL CORPORATION, a California corporation, as the arranger and administrative agent for the Lenders ("Agent"), and, on the other hand, HYPERCOM CORPORATION, a Delaware corporation ("Parent"), and each of Parent's Subsidiaries identified on the signature pages thereof (such Subsidiaries are referred to hereinafter each individually as a "Borrower", and individually and collectively, jointly and severally, as the "Borrowers"), dated as of July 31, 2001, as amended by Amendment Number One to Loan and Security Agreement dated as of October 3, 2001, by Amendment Number Two to Loan and Security Agreement dated as of November 13, 2001, by Amendment Number Three to Loan and Security Agreement dated as of February 13, 2002, by Amendment Number Four to Loan and Security Agreement dated as of June 24, 2002, by Amendment Number Five to Loan and Security Agreement dated as of December 23, 2002, and by Amendment Number Six to Loan and Security Agreement dated as of March 5, 2003 (as the same may be further amended, restated, supplemented, or otherwise modified from time to time, the "Loan Agreement"), or in Amendment Number Seven to Loan and Security Agreement dated as of March 28, 2003 (the "Amendment"), among Parent, the Borrowers and the Lender Group. The undersigned hereby (a) represent and warrant to the Lender Group that the execution, delivery, and performance of this Reaffirmation and Consent are within its powers, have been duly authorized by all necessary action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the transactions contemplated by the Amendment and the execution and delivery thereof; (c) acknowledges and reaffirms its obligations owing to the Lender Group under the Guaranty and any other Loan Documents to which it is a party; and (d) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect. Although the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that the Lender Group has no obligations to inform it of such matters in the future or to seek its acknowledgment or agreement to future amendments, and nothing herein shall create such a duty. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent. This Reaffirmation and Consent shall be governed by the laws of the State of California.

            IN WITNESS WHEREOF, the undersigned have each caused this Reaffirmation and Consent to be executed as of the date of the Amendment.

HYPERCOM CORPORATION,                      HYPERCOM DO BRASIL INDUSTRIA E
a Delaware corporation                     COMERCIO LIMITADA (BRAZIL), an
                                           organization organized under the laws
                                           of Brazil

By:  /s/ C.S. Alexander                      By: Hypercom U.S.A., Inc.,
    _____________________________                   its shareholder
Name:  C.S. Alexander
      ___________________________
Title: Chairman and CEO
       __________________________            By:  /s/ C.S. Alexander
                                                 __________________________
                                             Name:  C.S. Alexander
                                                 __________________________
                                             Title: President
                                                 __________________________

                                             By:  Hypercom Latino America, Inc.,
                                                     its shareholder

                                             By:  /s/ C.S. Alexander
                                                 __________________________
                                             Name:  C.S. Alexander
                                                 __________________________
                                             Title: Chairman
                                                 __________________________